                                                                       Exhibit 3

                    Schedule of other Majority Stockholders
                   executing a Letter Agreement substantially
                    in the form attached hereto as Exhibit 2


                                                                                      Number of
                                                                                    Shares Subject
Stockholder                                 Date of Agreement                       to the Agreement

King Holding                                December 21, 1994                       1,013,583
  Corporation

HCS Technology, N.V.                        December 21, 1994                         600,000

Internationale                              December 21, 1994                         600,000
  Nederlanden Lease
  Structured Finance,
  B.V.


NY1-76623.1
01/05/95  3:20PM